                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


        We, the undersigned directors and officers of Cabot Corporation, hereby severally constitute and appoint Robert Rothberg, Charles D. Gerlinger and Sarah
W. Saunders, and each of them, our true and lawful attorneys with full power to sign for us and in our names in the capacities indicated below, a registration statement under the Securities Act of 1933, as amended, for the purpose of registering up to an aggregate of $500,000,000 principal amount of debt securities, any and all amendments thereto (the "Registration Statement"), hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to the Registration Statement.

         WITNESS our hands and common seal on the date set forth below.

Signature                           Title                            Date
---------                           -----                            ----

/s/ Samuel W. Bodman        Director, Chairman                  January 9, 1998
-------------------------   Chief Executive Officer


/s/ Kennett F. Burnes       Director and President              January 9, 1998
-------------------------


/s/ Robert L. Culver        Executive Vice President and        January 9, 1998
-------------------------   Chief Financial Officer


/s/ William T. Anderson     Controller                          January 9, 1998
-------------------------


/s/ Jane C. Bradley         Director                            January 9, 1998
-------------------------


/s/ John G.L. Cabot         Director                            January 9, 1998
-------------------------


/s/ Arthur L. Goldstein     Director                            January 9, 1998
-------------------------


/s/ Robert P. Henderson     Director                            January 9, 1998
-------------------------


/s/ Arnold S. Hiatt         Director                            January 14, 1998
-------------------------


/s/ John H. McArthur        Director                            January 9, 1998
-------------------------


/s/ John F. O'Brien         Director                            January 9, 1998
-------------------------


/s/ David V. Ragone         Director                            January 9, 1998
-------------------------


/s/ Charles P. Siess, Jr.   Director                            January 9, 1998
-------------------------


/s/ Morris Tannenbaum       Director                            January 9, 1998
-------------------------


/s/ Lydia W. Thomas         Director                            January 9, 1998
-------------------------


/s/ Mark S. Wrighton        Director                            January 9, 1998
-------------------------

                                POWER OF ATTORNEY



         I, the undersigned director of Cabot Corporation, hereby constitute and appoint Robert Rothberg, Charles D. Gerlinger and Sarah W. Saunders, and each of them, my true and lawful attorneys with full power to sign for me and in my name in the capacity indicated below, a registration statement under the Securities Act of 1933, as amended, for the purpose of registering up to an aggregate of $500,000,000 principal amount of debt securities, and any and all amendments thereto (the "Registration Statement"), hereby ratifying and confirming my signatures as it may be signed by my said attorneys, or any of them, to the Registration Statement.

         WITNESS my hand and seal on the date set forth below.

Signature                           Title                            Date
---------                           -----                            ----

/s/ John S. Clarkeson              Director                        June 2, 1998
-------------------------

                                                 POWER OF ATTORNEY

         I, the undersigned director of Cabot Corporation, hereby constitute and appoint Robert Rothberg, Charles D. Gerlinger and Sarah W. Saunders, and each of them, my true and lawful attorneys with full power to sign for me and in my name in the capacity indicated below, a registration statement under the Securities Act of 1933, as amended, for the purpose of registering up to an aggregate of $500,000,000 principal amount of debt securities, and any and all amendments thereto (the "Registration Statement"), hereby ratifying and confirming my signatures as it may be signed by my said attorneys, or any of them, to the Registration Statement.

         WITNESS my hand and seal on the date set forth below.

Signature                           Title                            Date
---------                           -----                            ----

/s/ Gautam S. Kaji                 Director                   September 11, 1998
-------------------------

                                POWER OF ATTORNEY


         I, the undersigned director of Cabot Corporation, hereby constitute and appoint Robert Rothberg, Charles D. Gerlinger and Sarah W. Saunders, and each of them, my true and lawful attorneys with full power to sign for me and in my name in the capacity indicated below, a registration statement under the Securities Act of 1933, as amended, for the purpose of registering up to an aggregate of $500,000,000 principal amount of debt securities, and any and all amendments thereto (the "Registration Statement"), hereby ratifying and confirming my signatures as it may be signed by my said attorneys, or any of them, to the Registration Statement.

         WITNESS my hand and seal on the date set forth below.

Signature                           Title                            Date
---------                           -----                            ----

/s/ Roderick C.G. MacLeod          Director                       June 2, 1998
-------------------------